SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Alarm.com Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

PROXY

ALARM.COM HOLDINGS, INC.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on June 3, 2020

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice and Proxy Statement and Annual Report to Stockholders are available at www.viewproxy.com/ALRM/2020.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 26, 2020 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

The 2020 Annual Meeting of Stockholders of Alarm.com Holdings, Inc. will be held virtually on June 3, 2020 at 9:00 A.M. EDT. As a Registered Holder, you may attend the Annual Meeting via the Internet and vote your shares during the Annual Meeting by first registering at http://www.viewproxy. com/ALRM/2020 using your Virtual Control Number below. Your registration must be received by 11:59 p.m. EDT on June 1, 2020. On the day of the Annual Meeting, if you have properly registered you may log in to the Annual Meeting at http://www.viewproxy.com/ALRM/2020/vm using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the sections titled “Questions and Answers About These Proxy Materials and Voting - How do I attend the Annual Meeting?” and “Questions and Answers About These Proxy Materials and Voting - How can I vote?”

(1)	To elect the two (2) nominees for director named below to hold office until the 2023 Annual Meeting of Stockholders; Nominees: 01 Timothy McAdam 02 Simone Wu

(2)	To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020.

(3)	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement.

(4)	To consider, if properly presented at the Annual Meeting, a non-binding stockholder proposal requesting the Board of Directors to take each step necessary to amend the Company’s certificate of incorporation and its bylaws to reorganize the Board of Directors into one class, with each director subject to election each year for a one-year term.

(5)	To amend the Company’s Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements.

Note: To conduct any other business properly brought before the Annual Meeting or any adjournment thereof.

The Board of Directors recommends a vote “FOR” each of the director nominees listed in Proposal 1, “FOR” Proposals 2, 3 and 5, and “AGAINST” Proposal 4.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this Annual Meeting and future meetings may be requested by one of the following methods:

INTERNET

Go to www.viewproxy.com/ALRM/2020. Have the 11-digit control number available when you access the website and follow the instructions.

TELEPHONE 877-777-2857 TOLL FREE

E-MAIL

requests@viewproxy.com

*	If requesting material by e-mail, please send a blank e-mail with “ALRM” and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11-digit control number located in the box below to attend the Annual Meeting virtually, to vote via Internet or to request proxy materials

ALARM.COM HOLDINGS, INC.

HOW TO REGISTER FOR THE VIRTUAL ANNUAL MEETING

The 2020 Annual Meeting of Stockholders of Alarm.com Holdings, Inc. will be held virtually on June 3, 2020 at 9:00 A.M. EDT. As a Registered Holder, you may attend the Annual Meeting via the Internet and vote your shares during the Annual Meeting by first registering at http://www.viewproxy.com/ALRM/2020 using your Virtual Control Number. Your registration must be received by 11:59 p.m. EDT on June 1, 2020. On the day of the Annual Meeting, if you have properly registered, you may log in to the Annual Meeting at http://www.viewproxy.com/ALRM/2020/vm using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the sections titled “Questions and Answers About These Proxy Materials and Voting - How do I attend the Annual Meeting?” and “Questions and Answers About These Proxy Materials and Voting - How can I vote?”

PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE

The following proxy materials are available to you to review:

•	The Company’s Annual Report on Form 10-K

•	The Company’s 2020 Proxy Statement

HOW TO ACCESS YOUR PROXY MATERIALS

View Online:

Have your 11-digit control number in hand and visit http://www.viewproxy.com/ALRM/2020

Request and Receive a Paper or E-Mail Copy:

By Internet: http://www.viewproxy.com/ALRM/2020 By Telephone: 1-877-777-2857 TOLL FREE

By E-Mail: requests@viewproxy.com. Please include “ALRM” and your 11-digit control number in the subject line; do not include any other text or message in the e-mail.

VOTING METHODS

Via Internet Prior to the Annual Meeting: Go to http://www.AALVote.com/ALRM. Have your 11-digit control number available and follow the prompts.

Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card.

Via Internet During the Annual Meeting: Go to http://www.viewproxy.com/ALRM/2020/vm. Have your 11-digit control number available and follow the prompts.

Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail.

Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone.